SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 17, 2010

ONSTREAM MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of executive offices and Zip Code)

(954) 917-6655
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 17, 2010, Onstream Media Corporation (referred to herein as “Onstream”, “us” or “we”) entered into a Purchase Agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“LPC”), an Illinois limited liability company, whereby LPC agreed to an initial purchase of 300,000 shares of our common stock and 420,000 shares of our Series A-14 Preferred Stock, together with warrants (as described below) to purchase 540,000 of our common shares, in exchange for gross proceeds to us of $900,000.  The purchase price of the common shares is $1.25 per share and the stated value of the Series A-14 is $1.25 per share and will convert as described below at a fixed price of $1.25 per share.

Initial funding to us under the Purchase Agreement is subject to certain customary closing conditions, including filings with the SEC, NASDAQ and other governmental and regulatory authorities, governmental approvals and certifications, Onstream resolutions and representations and opinion of counsel. In the event that these conditions shall not have been met on or before September 30, 2010, the non-breaching party shall have the option to terminate the Purchase Agreement at the close of business on such date or thereafter without liability of any party to any other party.

Effective September 17, 2010, our Board of Directors authorized the sale and issuance of up to 420,000 shares of Series A-14 Preferred Stock (“Series A-14”).  The Series A-14 has a stated value of $1.25 per preferred share and a fixed conversion rate of $1.25 per common share.  The Series A-14 has a onetime 5% dividend paid in cash, on the first anniversary of the original issue date.  The holders of Series A-14 may convert, at the option of the holder and subject to certain limitations, each share of Series A-14 into one fully-paid, non-assessable share of our common stock.  Any shares of Series A-14 that are still outstanding as of second annual anniversary of the original issue date shall automatically be converted into our common shares, using the same ratio.  The Series A-14 is senior to our common stock but subordinate to our Series A-13 Preferred Stock and the holders of Series A-14 shall not be entitled to vote on any matters as to which holders of our common shares are entitled to vote. The Series A-14 is redeemable at our option for $1.56 per share plus accrued but unpaid dividends, provided that the holder has the right to convert to common during a ten day notice period prior to such redemption.

The warrants to purchase 540,000 shares of our common stock are exercisable at $2.00 per share, with both the number of underlying shares as well as the exercise price subject to adjustment in accordance with certain anti-dilution provisions.  The warrants are not exercisable for the first six months after issuance and contain certain cashless exercise rights.

In accordance with the Purchase Agreement, LPC also committed to purchase, at our sole discretion, up to an additional 830,000 shares of our common stock in installments over the term of the Purchase Agreement, subject to the conditions in the Purchase Agreement.  There is no upper limit to the price LPC may pay to purchase these additional shares. The purchase of our shares by LPC will occur on dates determined solely by us and the purchase price of the shares will be fixed on the purchase date and will be equal to the lesser of (i) the lowest sale price of our common stock on the purchase date or (ii) the average of the three (3) lowest closing sale prices of our common stock during the twelve (12) consecutive business days prior to the date of a purchase by LPC. LPC shall not have the right or the obligation to purchase any shares of our common stock from us at a price below $0.75 per share.

In addition to LPC’s commitment to purchase, at our discretion, up to 830,000 additional shares of our common stock, we have agreed to use our best efforts to get, within 190 days from the date of the Purchase Agreement, shareholder approval to sell up to an additional 1,900,000 of our common shares to LPC, also at our sole discretion and subject to the same terms included in the Purchase Agreement.

In accordance with the Purchase Agreement, LPC will be entitled to receive 50,000 shares of our common stock as a one-time commitment fee and a cash payment of $26,250 as a one-time structuring fee.

The Purchase Agreement has a term of 25 months but may be terminated by us at any time after the first year at our discretion without any cost to us and may be terminated by us at any time in the event LPC does not purchase shares as directed by us in accordance with the terms of the Purchase Agreement. LPC may terminate the Purchase Agreement upon certain events of default set forth therein. The Purchase Agreement restricts our use of variable priced financings for the greater of one year or the term of the Purchase Agreement and, in the event of future financings by us, allows LPC the right to participate under conditions specified in the Purchase Agreement.

The proceeds received by us under the Purchase Agreement are expected to be used for working capital requirements and repayment of certain existing debt, as well as software development, equipment and marketing costs to be incurred in connection with MarketPlace365TM and other product offerings.

The shares of common stock sold under the Purchase Agreement and shares of common stock issuable upon conversion of the Series A-14 will be issued pursuant to a prospectus supplement to be filed by us with the Securities and Exchange Commission in connection with a takedown from our shelf registration statement on Form S-3 (File No. 333-165258), which became effective on April 30, 2010, and the base prospectus dated as of April 30, 2010 contained in such registration statement.  In connection with the Purchase Agreement, we also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with LPC, dated September 17, 2010, under which we agreed to keep the registration statement effective, and under which we agreed to indemnify LPC for certain liabilities in connection with the sale of the securities. The Purchase Agreement and Registration Rights Agreement contain representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of those agreements and in the context of the specific relationship between the parties.  The provisions of the Purchase Agreement and Registration Rights Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements.  Rather, investors and the public should look to the disclosures contained in our filings with the Securities and Exchange Commission.

The foregoing description of the Purchase Agreement, Series A-14 Preferred Stock, Registration Rights Agreement and the warrants are qualified in their entirety by reference to the full text of the Purchase Agreement, the Certificate of Designations of Series A-14 Preferred Stock, the Registration Rights Agreement and the Form of Warrant, a copy of each of which is attached hereto as Exhibit 10.1, 3.1, 10.2, and 10.3 respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02	Unregistered Sale of Equity Securities

Although we intend to register the issuance of the shares of common stock issuable upon conversion of the Series A-14, we do not presently intend to register the sale of the Series A-14 or the above described warrants, or the shares issuable upon exercise of the warrants, under the Securities Act of 1933, as amended (the “Securities Act”).  Exemption from registration under the Securities Act will be based on Section 4(2) of the Securities Act.   The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 22, 2010, we filed with the Florida Secretary of State a Certificate of Designations of Series A-14 Preferred Stock, which is attached as Exhibit 3.1. The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 5.03.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1	Certificate of Designations of Series A-14 Preferred Stock, as filed with the Florida Secretary of State on September 22, 2010

10.1	Purchase Agreement, dated as of September 17, 2010, by and between the Company and Lincoln Park Capital Fund, LLC

10.2	Registration Rights Agreement, dated as of September 17, 2010, by and between the Company and Lincoln Park Capital Fund, LLC

10.3	Form of Warrant to be issued to Lincoln Park Capital Fund, LLC

99.1	Press Release dated September 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

September 23, 2010	By:	/s/ Robert E. Tomlinson
Robert E. Tomlinson, CFO